WEYERHAEUSER INVESTOR MEETINGS March 2018

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2 This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to future goals and prospects, business strategies, revenues, earnings, cash flow, taxes, adjusted EBITDA, production, supply, dividend levels, share repurchases, business priorities, performance, cost reductions and eliminations, operational excellence initiatives and goals, asset and portfolio review, quantitative and qualitative demand drivers and levels for our products, competition and supply factors, pricing, margins, growth, housing markets, capital structure, financial ratios, credit ratings, capital expenditure priorities, cash position, debt levels, harvests, and export markets, including future Canadian share of U.S. lumber markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “continue,” “continued,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “target,” “would” and similar words and terms and phrases using such terms and words, while depictions that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions concerning future events, and are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements. Such factors include, without limitation: our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and the strength of the U.S. dollar; market demand for our products, including demand for our timberland properties with higher and better uses, which in turn is related to the strength of various U.S. business segments and U.S. and international economic conditions; domestic and foreign competition; raw material prices; energy prices; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation; changes in accounting principles; and other factors described in filings we make from time to time with the Securities and Exchange Commission, including without limitation the risk factors described in our annual report on Form 10-K for the year ended December 31, 2017. There is no guarantee that any of the anticipated events or results articulated in this presentation will occur or, if they occur, what effect they will have on the company’s results of operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 3

2017 ACCOMPLISHMENTS 4 ACHIEVED $160 MILLION OF COST SYNERGIES AND OVERHEAD COST REDUCTIONS SIMPLIFIED PORTFOLIO AND RECEIVED $700 MILLION OF PROCEEDS GENERATED MORE THAN $1 BILLION OF WOOD PRODUCTS EBITDA INCREASED ADJUSTED EBITDA MORE THAN 30% CAPTURED NEARLY $140 MILLION OF OPX  INCREASED QUARTERLY DIVIDEND       CAPTURED 55% PREMIUM TO TIMBER VALUE FROM REAL ESTATE SALES

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 5

0 FOCUSED PORTFOLIO OF SCALE ASSETS UNMATCHED QUALITY & SCALE 6 6 MILLION ACRES 7 MILLION ACRES 12.4 MILLION ACRES ONE OF THE LARGEST REITS IN THE U.S. LOW COST & INDUSTRY LEADING WOOD PRODUCTS FACILITIES 45%Business Assets in Timberlands 58% 87% TODAY20132012 WORLD CLASS TIMBERLANDS ASSETS DIVESTED WRECO MERGED WITH PLUM CREEK DIVESTED CELLULOSE FIBERS DIVESTED URUGUAY 2013-2017 ACQUIRED LONGVIEW TIMBER    

THREE BUSINESS SEGMENTS TIMBERLANDS REAL ESTATE, ENERGY & NATURAL RESOURCES WOOD PRODUCTS Largest private timberland owner in the U.S.  Unmatched scale and diversity  Superior quality and productivity  Sustainably certified Maximizing value from every acre  Premium recreation and conservation lands  Valuable surface and subsurface resources Leading wood products manufacturer  Low-cost and well-positioned  Lumber, OSB, Engineered Wood, Distribution 7

LARGEST PRIVATE TIMBERLAND OWNER IN THE U.S. 8 QUALITY, DIVERSITY & SCALE ARE UNMATCHED NORTH 2.5 MILLION ACRES WEST 2.9 MILLION ACRES SOUTH 7.0 MILLION ACRES 100% CERTIFIED TO SUSTAINABLE STANDARDS Total acres as of December 31, 2017.

REAL ESTATE & ENR: Maximizing the value of every acre 9 1.6 MILLION AVO ACRES North 23% of AVO acres West 21% of AVO acres South 56% of AVO acres Determine timber net present value for each acre1 Identify opportunities to capture premium value (Asset Value Optimization — AVO) 2 3 Deliver a premium to timber net present value ENERGY & NATURAL RESOURCESREAL ESTATE 60% Aggregates & industrial minerals 35% Oil & natural gas 5% Wind & other ENR EBITDA MIX* West North South *All percentages approximate based on 2017 full year results.

INDUSTRY LEADING NORTH AMERICAN WOOD PRODUCTS PRODUCER 10 LUMBER PRODUCTION 3RD OSB PRODUCTION 4TH $5.0 Revenue and statistics for full year 2017. Engineered Wood revenue includes solid section and I-Joist products. *Production capacity for engineered wood mills represents total press capacity. Three facilities also produce I-Joists to meet market demand. In 2017, 26% of the total press production was converted into 213 million lineal feet of I-Joist. BILLION REVENUE 3 VENEER / PLYWOOD MILLS 610 million square feet plywood capacity 6 ENGINEERED WOOD MILLS 43 million cubic feet solid section capacity* 19 LUMBER MILLS 5.0 billion board feet capacity 6 ORIENTED STRAND BOARD MILLS 3.0 billion square feet capacity 1 MEDIUM DENSITY FIBERBOARD MILL 265 million square feet capacity WY OWNED AND LICENSED TIMBERLANDS ENGINEERED WOOD REVENUE 1ST 18 DISTRIBUTION FACILITIES (Not shown)

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 11

2014-16 RESULTS PROGRESS $106 MM $66 MM TIMBERLANDS: OpX performance OPERATIONAL EXCELLENCE KEY INITIATIVES  Maximize value from log merchandising and marketing  Continued rollout of silviculture best practices  Increase logging and hauling efficiency  Expand use of steep slope logging technology  Optimize road maintenance and construction spending $40-50 MM 12 2017 RESULTS 2018 TARGET

TIMBERLANDS: Relative performance Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. **Weyerhaeuser excludes Real Estate, Energy & Natural Resources and includes Plum Creek Washington, Oregon and Southern operations for all periods presented. U.S. South excludes Twin Creeks joint venture, which was reported in Other Timberlands. Longview Timber included beginning in 2014. Weyerhaeuser** NCREIF Rayonier 13 ADJUSTED EBITDA* / ACRE OWNED U.S. WEST ADJUSTED EBITDA* / ACRE OWNED U.S. SOUTH $40 $80 $120 $160 $200 $240 2011 2012 2013 2014 2015 2016 2017 $0 $20 $40 $60 $80 2011 2012 2013 2014 2015 2016 2017

REAL ESTATE & ENR: Performance 14 $250 Million OPERATIONAL EXCELLENCE KEY INITIATIVES  Continually refine AVO acreage  Capture premium above timber value ̶ Recreation ̶ Conservation ̶ Land entitlement  Capture value of all surface and subsurface assets ̶ Construction materials and minerals ̶ Oil and natural gas ̶ Wind resources $241 MM 55% $250 MM 30% 2017 GOAL 2017 2018 TARGET $241 MM PREMIUM TO TIMBER VALUE ADJUSTED EBITDA

WOOD PRODUCTS: OpX performance  Controllable cost  Reliability  Focused capital investments  Reliability  Controllable cost  Enhanced product mix  Controllable cost  Improved recovery  Product mix  Product margins  Operating costs  Selling expenses KEY INITIATIVES $62 $55 $81 $58 $21 $20 $16 $14 0 20 40 60 80 100 LUMBER OSB EWP DISTRIBUTION $ M IL LI O N S $20-25 $5-10 $5-10 $10-15 $256 MM 2014-16 RESULTS $71 MM 2017 RESULTS 2018 TARGET $40-60 MM 15

-10% 0% 10% 20% 30% 40% 50% 2011 2012 2013 2014 2015 2016 2017 LPX OSB Norbord OSB Ainsworth OSB WY WOOD PRODUCTS: Relative performance 16 LUMBER ADJUSTED EBITDA MARGIN*+ RELATIVE PERFORMANCE OSB ADJUSTED EBITDA MARGIN* RELATIVE PERFORMANCE Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. Source for competitor data: public SEC filings and financial reports | *Adjusted EBITDA. See appendix for reconciliation to GAAP amounts. | ^BlueLinx results reflect 2017 3Q YTD. 2017 Q4 data not yet available. |+ 2017 results for all companies include expenses for softwood lumber countervailing and anti-dumping duties. EWP ADJUSTED EBITDA MARGIN* RELATIVE PERFORMANCE -5% 0% 5% 10% 15% 20% 25% 2011 2012 2013 2014 2015 2016 2017 West Fraser Canfor Interfor WY -3% 0% 3% 6% 9% 12% 15% 18% 2011 2012 2013 2014 2015 2016 2017 LPX EWP Boise EWP WY -10% -8% -6% -4% -2% 0% 2% 4% 2011 2012 2013 2014 2015 2016 2017 Boise Dist. BlueLinx^ WY DISTRIBUTION ADJUSTED EBITDA MARGIN* RELATIVE PERFORMANCE

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 17

$0.15 $0.17 $0.20 $0.22 $0.29 $0.31 $0.32 2011 Q1 2012 Q4 2013 Q2 2013 Q3 2014 Q3 2015 Q3 2017 Q4 RETURNING CASH TO SHAREHOLDERS 18 QUARTERLY DIVIDEND PER SHARE SUSTAINABLE AND GROWING DIVIDEND $500 MILLION $2.0 BILLION ACCELERATED *Funds available for distribution: cash flow before major acquisitions and dispositions and financing activities QUARTERLY DIVIDEND  Increased to $0.32 per common share in 2017 Q4  Sixth increase since 2011  Payout guideline: 85% of Funds Available for Distribution (FAD*) over the cycle SHARE REPURCHASE  $500 million authorization outstanding INCREASED 113% SINCE 2011

INVESTING IN OUR BUSINESSES: Disciplined capital expenditures for 2018 19 TIMBERLANDS  Reduce costs and improve productivity  Maintenance capex  Silviculture  Roads and infrastructure FOCUS WOOD PRODUCTS REAL ESTATE, ENERGY & NATURAL RESOURCES  Primarily entitlement activities $120 MILLION $300 MILLION MINIMAL

MAINTAIN APPROPRIATE CAPITAL STRUCTURE LONG-TERM DEBT  Solid investment grade ratings  Moody’s: Baa2 stable  S&P: BBB stable FOCUS FINANCIAL RATIOS CREDIT RATINGS  Achieved target ratios  Target: Net debt to Adjusted EBITDA ≤ 3.5x  Target: Net debt to Enterprise value ≤ 25% STRONG BALANCE SHEET AND FINANCIAL FLEXIBILITY  Approximately $5.9 billion outstanding  Nearly 80% due 2023 and thereafter  96% fixed rate 20

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 21

CONTINUED GROWTH IN U.S. HOUSING MARKET 22 U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE  Strong activity in early 2018  Single-family starts leading growth ̶ Rising employment and wages ̶ Demographics and pent-up housing demand ̶ Builders navigating labor and lot availability  Higher single-family share beneficial for wood products ̶ Single-family uses three times the wood of multi-family ANTICIPATE NEARLY 1.3 MILLION STARTS IN 2018 AND SINGLE-FAMILY GROWTH OF NEARLY 10% 0.0 0.5 1.0 1.5 2.0 2.5 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 M IL L IO N S QUARTERLY Multi-family Single-family Source: Bureau of Census, *FEA, *RISI Forecast* RISI FEA

LUMBER: Demand growth and Canadian constraints drive strong pricing 23  North American lumber demand rising ̶ Increasing single-family starts ̶ Repair & remodel growth in excess of 6%  Operating rates are strong  B.C. lumber production declining  Additional capacity needed to serve demand  Expect strong operating rates and pricing PRICING OUTLOOK FRAMING LUMBER COMPOSITE KEY DRIVERS SENSITIVITY $10/MBF ≈ $45 million EBITDA NORTH AMERICAN LUMBER DEMAND AND CAPACITY 0 15 30 45 60 75 90 2005 2007 2009 2011 2013 2015 2017 2019 B ill io nB oa rd F ee t ANNUAL Demand Capacity Forecast Source: FEA FEA FEA 150 200 250 300 350 400 450 500 2005 2007 2009 2011 2013 2015 2017 2019 $/ M B F QUARTERLY Sources: Random Lengths, *RISI, *FEA Q1 QTD average as of 2/16/2018 Forecast* RISI FEA Q1 QTD

SOUTHERN SAWLOGS: Improving demand and pricing 24 KEY DRIVERS SENSITIVITY $5/ton ≈ $70 million EBITDA PRICING OUTLOOK DELIVERED SOUTHERN AVG PINE SAWLOG U.S. SOUTH CAPACITY ADDITIONS 2017-2019  Additional lumber capacity needed to serve demand  Supply from Canada constrained ̶ B.C. fires, pine beetle and AAC reductions ̶ 20% duty on softwood lumber exports to U.S.  Minimal growth in Western production  Southern lumber capacity increasing ̶ Over 1 BBF online in 2017 ̶ Over 2 BBF announced for 2018-19 ̶ Additional mills under consideration  Emerging Southern export log demand  WY timberlands uniquely positioned ̶ Aligned with rising demand ̶ Can benefit from pricing across the South New Sawmill & Plywood Capacity WY Timberlands 35 40 45 50 55 60 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 $/ G R EE N T O N ANNUAL Forecast* Source: Timber Mart-South, *FEA, *RISI RISI FEA

WESTERN SAWLOGS: Strong demand from domestic and export markets 25 KEY DRIVERS  Steady Japanese demand for premium logs ̶ Continued growth in post and beam housing in 2017  Chinese growth supports continued demand for U.S. logs ̶ Softwood log imports from U.S. increased 10% in 2017  Strong domestic demand ̶ California single-family permits increased 18% in 2017 ̶ Still well below normalized rate SENSITIVITY $20/MBF ≈ $30 million EBITDA WESTERN PRICING OUTLOOK DELIVERED DOUGLAS FIR #2 WEST COAST SOFTWOOD LOGS EXPORTS TO ASIA 0 100 200 300 400 500 600 700 800 900 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 $/ M B F ANNUAL Forecast* Source: Log Lines, *FEA, *RISI RISI FEA 0.0 0.3 0.5 0.8 1.0 1.3 1.5 1.8 2.0 2.3 2001 2003 2005 2007 2009 2011 2013 2015 2017 BB F SC RI BN ER Korea China Japan Source: Random Lengths Yardstick ANNUAL YTD NOV

OSB: Continued strong markets 26  OSB demand increasing ̶ Rising single-family starts ̶ Strong growth in repair & remodel  Industry operating rate exceeded 90% in 2017  Industry capacity additions are needed to meet demand  Expect pricing and operating rates to remain favorable PRICING OUTLOOK NORTH CENTRAL OSB SENSITIVITY $10/MSF ≈ $30 million EBITDA KEY DRIVERS NORTH AMERICAN OSB DEMAND AND CAPACITY 100 150 200 250 300 350 400 450 2005 2007 2009 2011 2013 2015 2017 2019 $/ M SF QUARTERLY Sources: Random Lengths, *RISI, *FEA. Q1 QTD average as of 2/16/2018. Forecast* RISI FEA Q1 QTD 0 5 10 15 20 25 30 35 2005 2007 2009 2011 2013 2015 2017 2019 B ill io n Sq ua re F ee t 3/ 8" ANNUAL Demand Capacity Forecast Source: FEA FEA FEA

WEYERHAEUSER’S INVESTMENT THESIS FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS  Operational excellence  Most value from every acre  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure  Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE 27

APPENDIX 28

Final CVD effective (approx. 14% for most producers) Final ADD effective (approx. 6% for most producers) Countervailing duties collected Anti-dumping duties collected SOFTWOOD LUMBER AGREEMENT UPDATE 29  Duties effective for 5+ years unless reduced upon appeal ̶ Canadian producers have appealed to NAFTA and WTO ̶ Expect process to extend for several years  Preference remains for a negotiated quota-based agreement  Anticipate further decline in Canadian share of U.S. market ̶ 20% duties on Canadian lumber ̶ B.C. fires, pine beetle and AAC reductions curtail log supply CANADIAN LUMBER EXPORTS TO U.S. KEY DRIVERS SENSITIVITY 2% Canadian share ≈ 1 BBF lumber demand 2018Dec 28, 2017 0% 5% 10% 15% 20% 25% 30% 35% 40% 0 5 10 15 20 25 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 S H A R E O F C O N S U M P TI O N IN P E R C E N T E X P O R TS IN B B F ANNUAL Canadian Lumber Exports to U.S. Canadian Share of U.S. Consumption Source: Random Lengths, FEA YTD NOV

 Timber REIT status preserved  Dividends to shareholders remain eligible for capital gain treatment  Taxable REIT subsidiary benefits from lower tax rate  Corporate rate reduced to 21% from 35%  Expect 2018 effective tax rate of 11-13%  No limitations on interest deductibility anticipated  Accelerated expensing of capital investments in manufacturing operations BENEFITS OF FEDERAL TAX REFORM 30

ADJUSTED EBITDA RECONCILIATION: Timberlands

$ Millions	2011	2012	2013	2014	2015	2016	2017
West	$279	$258	$373	$571	$459	$443	$508
South	226	298	328	410	430	426	383
North	29	28	32	47	41	26	23
Other	(15)	(8)	46	2	7	6	22
Adjusted EBITDA including Legacy Plum Creek operations[1,3]	**$519**	**$576**	**$779**	**$1,030**	**$937**	**$901**	**$936**
Less: EBITDA attributable to Plum Creek[2]	175	203	235	291	260	36	-
Weyerhaeuser Timberlands Adjusted EBITDA[3]	**$344**	**$373**	**$544**	**$739**	**$677**	**$865**	**$936**
Depletion, Depreciation & Amortization	(138)	(143)	(168)	(207)	(207)	(366)	(356)
Special Items	-	-	-	-	-	-	(48)
Operating Income (GAAP)	**$206**	**$230**	**$376**	**$532**	**$470**	**$499**	**$532**
Interest Income and Other	4	3	4	-	-	-	-
Loss Attributable to Non-Controlling Interest	-	1	-	-	-	-	-
Net Contribution to Earnings	**$210**	**$234**	**$380**	**$532**	**$470**	**$499**	**$532**

1. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment, and include Plum Creek. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
2. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.
3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

31

ADJUSTED EBITDA RECONCILIATION: Wood Products

$ Millions	2011	2012	2013	2014	2015	2016[1]	2017
Lumber	($7)	$130	$317	$319	$212	$289	$459
OSB	(4)	143	247	46	41	183	359
EWP	6	17	45	79	114	145	173
Distribution	(37)	(29)	(33)	2	10	25	38
Other	(1)	(15)	(2)	-	(5)	(1)	(12)
Adjusted EBITDA[2]	**($43)**	**$246**	**$574**	**$446**	**$372**	**$641**	**$1,017**
Depletion, Depreciation & Amortization	(151)	(133)	(123)	(119)	(106)	(129)	(145)
Special Items	(52)	6	(10)	-	(8)	-	(303)
Operating Income (GAAP)	**($246)**	**$119**	**$441**	**$327**	**$258**	**$512**	**$569**
Interest Income and Other	3	1	-	-	-	-	-
Net Contribution to Earnings	**($243)**	**$120**	**$441**	**$327**	**$258**	**$512**	**$569**

1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

32

ADJUSTED EBITDA RECONCILIATION: Real Estate, Energy & Natural Resources 33 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. $ Millions 2017 Adjusted EBITDA1 $241 Depletion, Depreciation & Amortization (15) Basis of Real Estate Sold (81) Operating Income (GAAP) $145 Equity Earnings from Joint Ventures 1 Net Contribution to Earnings $146

34